CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Research and development expenses	$ 18,391	$ 13,461	$ 25,105
Pre-commercialization expenses	1,419	1,245	2,134
General and administrative expenses	5,357	4,992	5,839
Operating loss	25,167	19,698	33,078
Financial income, net	(637)	(300)	(227)
Net loss before taxes	24,530	19,398	32,851
Taxes on income	73	51	(17)
Net loss	24,603	19,449	32,834
Unrealized loss on available-for-sale marketable securities	6	0	0
Total comprehensive loss	$ 24,609	$ 19,449	$ 32,834
Basic and diluted net loss per share	$ (0.89)	$ (0.90)	$ (2.40)
Weighted average number of Ordinary shares used in computing basic and diluted net loss per share	27,562,657	21,638,207	13,674,818